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                                                                   EXHIBIT 4.2.2

                  * SEE REVERSE SIDE FOR RESTRICTIVE LEGENDS *


NO. *B1*                                                        500.000* SHARES

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF GEORGIA

                                  NETZEE, INC.


THIS CERTIFIES THAT Bruce R. Gall & Associates, Inc. is the owner of Five Hundred Thousand (*500,000*) ___________ Shares of Series B 8% Convertible Preferred Stock of

                                  NETZEE, INC.
                      -- Fully paid and non-assessable --

transferable only on the Books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.


                                   PREFERRED


         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

                  as of this 6th day of October 2000

         /s/ Richard S. Eiswirth                /s/ Catherine G. Silver
         --------------------------------       --------------------------------
         Secretary                              President


                         SHARES -- NO PAR VALUE -- EACH



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         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES ACTS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS WITH RESPECT TO SUCH SHARES IS EFFECTIVE OR UNLESS THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO IT TO THE EFFECT THAT SUCH SHARES MAY BE SOLD WITHOUT REGISTRATION UNDER THE ACT AND SUCH ACTS.
         THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS
ON TRANSFER CONTAINED IN A REGISTRATION RIGHTS AGREEMENT, AS AMENDED, AND AN ASSET PURCHASE AGREEMENT, AS AMENDED, TO WHICH THE COMPANY IS A PARTY. ANY TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF SAID AGREEMENTS SHALL BE VOID. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF SUCH RESTRICTIONS WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR ADDRESSED TO THE COMPANY.
         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION.

                                  CERTIFICATE
                                      FOR

                                   *500,000*

                                    SHARES

                                    OF THE

                                PREFERRED STOCK

                                 NETZEE, INC.

                                   ISSUED TO

                       Bruce R. Gall & Associates, Inc.

                                     DATE

                                October 6, 2000




         For Value Received, ____ hereby sell assign and transfer unto _____________________________________________________________
__________________________________________________________________ Shares
of the Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_____________________________________________________ Attorney
to transfer the said Stock on the books of the within named
Corporation with full power of substitution in the premises.

         Dated __________________
               In presence of ____________________________________

         NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
         MUST CORRESPOND WITH THE NAME AS WRITTEN
         UPON THE FACE OF THE CERTIFICATE, IN EVERY
         PARTICULAR, WITHOUT ALTERATION OR
         ENLARGEMENT, OR ANY CHANGE WHATEVER.